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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)     November 12, 2001
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                        CNH CAPITAL RECEIVABLES INC.
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             (Exact Name of Registrant as Specified in Charter)



        Delaware                    333-38040                   39-1995297
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)



100 South Saunders Road, Lake Forest, Illinois                       60045
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(Address of Principal Executive Office)                            (Zip Code)

Registrant's telephone number, including area code    (847) 735-9200
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       (Former Name or Former Address, if Changed Since Last Report)



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         Item 5.   Other Events

         Attached is a definitive legality and tax opinion relating to the issuance of $998,229,000 aggregate principal amount of asset-backed notes by CNH Equipment Trust 2001-B. For both opinions, see Exhibits 5 and 8(a).

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 5 - Opinion of Mayer, Brown & Platt with respect to legality

         Exhibit 8(a) - Opinion of Mayer, Brown & Platt with respect to certain income tax matters (included as part of Exhibit 5)

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CNH CAPITAL RECEIVABLES INC.
                                         (Registrant)




Dated: November 12, 2001                By:       /s/    Alberto Fornaro
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                                                  Alberto Fornaro
                                                  Vice President and Treasurer

                               EXHIBIT INDEX

         Exhibit 5 - Opinion of Mayer, Brown & Platt with respect to legality

         Exhibit 8(a) - Opinion of Mayer, Brown & Platt with respect to certain income tax matters (included as part of Exhibit 5)